UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  August 18, 2005


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

              On August 18, 2005, Nexen Inc. (Nexen) completed the disposition of its sodium chlorate and chlor-alkali chemicals business (Chemicals Business) to Canexus Limited Partnership (Canexus LP). Concurrent with the closing of the initial public offering of Canexus Income Fund (as discussed below in Item 8.01), Canexus Income Fund and Nexen acquired 36.5% and 63.5%, respectively, of Canexus LP. Canexus Income Fund was created for the purpose of indirectly purchasing and operating Nexen's Chemicals Business.

              Canexus LP acquired Nexen's Chemicals Business for approximately $1 billion, comprised of the net proceeds of the initial public offering of Canexus Income Fund and $200 million bank debt, plus the issuance of 52,285,714 exchangeable limited partnership units of Canexus LP to Nexen, which represent a 63.5% interest in Canexus LP.



ITEM 8.01.    OTHER EVENTS.

              On August 18, 2005, Nexen issued a press release announcing the closing of the initial public offering of trust units of Canexus Income Fund. A copy of the press release of Nexen, dated August 18, 2005, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

              EXHIBIT NO.    DESCRIPTION
              -----------    -----------

              99.1           Press Release of Nexen Inc., dated August 18, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   August 23, 2005

                                          NEXEN INC.


                                          By: /s/ Rick C. Beingessner
                                              ---------------------------------
                                          Name:   Rick C. Beingessner
                                          Title:  Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1           Press Release of Nexen Inc., dated August 18, 2005.